DIAMOND HILL FUNDS

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Diamond Hill Funds, an Ohio business trust (the “Trust”), does hereby constitute and appoint Gary R. Young and Thomas E. Line, and each of them, her true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on Form N-14 relating to the proposed acquisition of the assets of Diamond Hill Financial Long-Short Fund by and in exchange for shares of beneficial interest of Diamond Hill Research Opportunities Fund, and to any amendment thereto, and to any instrument or document filed as part of, as an exhibit to, or in connection with the Proxy Statement/Prospectus.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 14th day of February, 2019.

/s/ Elizabeth P. Kessler
Elizabeth P. Kessler
Trustee

STATE OF OHIO            )
)
COUNTY OF FRANKLIN        )

Before me, a Notary Public in and for said county and state, personally appeared the above named Elizabeth P. Kessler, who acknowledged that she did sign the foregoing instrument and that the same is her free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 14th day of February, 2019.

/s/ Erin Dillon
Notary Public

(Seal)
ERIN DILLON
Notary Public, State of Ohio
My Commission Expires 05-01-2021

DIAMOND HILL FUNDS

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Diamond Hill Funds, an Ohio business trust (the “Trust”), does hereby constitute and appoint Gary R. Young and Thomas E. Line, and each of them, her true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on Form N-14 relating to the proposed acquisition of the assets of Diamond Hill Financial Long-Short Fund by and in exchange for shares of beneficial interest of Diamond Hill Research Opportunities Fund, and to any amendment thereto, and to any instrument or document filed as part of, as an exhibit to, or in connection with the Proxy Statement/Prospectus.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 14th day of February, 2019.

/s/ Tamara L. Fagely
Tamara L. Fagely
Trustee

STATE OF OHIO            )
)
COUNTY OF FRANKLIN        )

Before me, a Notary Public in and for said county and state, personally appeared the above named Tamara L. Fagely, who acknowledged that she did sign the foregoing instrument and that the same is her free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 14th day of February, 2019.

/s/ Erin Dillon
Notary Public

(Seal)
ERIN DILLON
Notary Public, State of Ohio
My Commission Expires 05-01-2021

DIAMOND HILL FUNDS

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Diamond Hill Funds, an Ohio business trust (the “Trust”), does hereby constitute and appoint Gary R. Young and Thomas E. Line, and each of them, his true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on Form N-14 relating to the proposed acquisition of the assets of Diamond Hill Financial Long-Short Fund by and in exchange for shares of beneficial interest of Diamond Hill Research Opportunities Fund, and to any amendment thereto, and to any instrument or document filed as part of, as an exhibit to, or in connection with the Proxy Statement/Prospectus.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 14th day of February, 2019.

/s/ Peter E. Sundman
Peter E. Sundman
Trustee

STATE OF OHIO             )
)
COUNTY OF FRANKLIN        )

Before me, a Notary Public in and for said county and state, personally appeared the above named Peter E. Sundman, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 14th day of February, 2019.

/s/ Erin Dillon
Notary Public

(Seal)
ERIN DILLON
Notary Public, State of Ohio
My Commission Expires 05-01-2021

DIAMOND HILL FUNDS

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Diamond Hill Funds, an Ohio business trust (the “Trust”), does hereby constitute and appoint Gary R. Young and Thomas E. Line, and each of them, her true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on Form N-14 relating to the proposed acquisition of the assets of Diamond Hill Financial Long-Short Fund by and in exchange for shares of beneficial interest of Diamond Hill Research Opportunities Fund, and to any amendment thereto, and to any instrument or document filed as part of, as an exhibit to, or in connection with the Proxy Statement/Prospectus.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 14th day of February, 2019.

/s/ D’Ray Moore Rice
D’Ray Moore Rice
Trustee

STATE OF OHIO            )
)
COUNTY OF FRANKLIN        )

Before me, a Notary Public in and for said county and state, personally appeared the above named D’Ray Moore Rice, who acknowledged that she did sign the foregoing instrument and that the same is her free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 14th day of February, 2019.

/s/ Erin Dillon
Notary Public

(Seal)
ERIN DILLON
Notary Public, State of Ohio
My Commission Expires 05-01-2021